UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BROADSOFT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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BroadSoft, Inc., a Delaware corporation (the “Company”), filed its definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission on December 13, 2017, as supplemented on January 11, 2018, relating to the Agreement and Plan of Merger, dated as of October 20, 2017, by and among the Company, Cisco Systems, Inc. (“Cisco”), and Brooklyn Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Cisco, as a result of which Merger Sub will merge with and into the Company, with the Company surviving the merger and becoming a wholly-owned subsidiary of Cisco. The Company desires to supplement the Proxy Statement with updates related to antitrust filings in applicable foreign jurisdictions. These Definitive Additional Materials should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety.

Supplement to Proxy Statement

All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Antitrust Matters” is hereby updated by replacing the first full paragraph on page 4 of the Proxy Statement with the following disclosure:

Antitrust Matters (page 61). The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and applicable competition laws in Germany prohibit us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice, the Federal Trade Commission and the German Federal Cartel Office (“FCO”) and the required waiting periods under the HSR Act have expired or been terminated and applicable competition law approvals in Germany have been obtained. BroadSoft and Cisco each filed the requisite notification and report forms with the Federal Trade Commission and the Antitrust Division on November 13, 2017. Cisco withdrew its filing on December 13, 2017, and refiled on December 15, 2017 to provide the antitrust agencies more time to review the transaction. On January 16, 2018, BroadSoft received notice from the Department of Justice and the Federal Trade Commission granting early termination of the waiting period under the HSR Act in connection with the merger. On January 8, 2018, Cisco filed a notice with the FCO in coordination with BroadSoft, and the merger remains subject to either expiration of the waiting period under relevant German competition law or approval by the German FCO. There is no assurance that expiration of the waiting period or approval will be obtained in Germany.

The disclosure under the heading “Antitrust Matters” is hereby updated by replacing the third full paragraph on page 61 of the Proxy Statement with the following disclosure:

Antitrust Matters

Under the HSR Act or any foreign or other antitrust law and the rules that have been promulgated thereunder, certain acquisitions may not be completed until information has been furnished to the Antitrust Division of the U.S. Department of Justice (“DOJ”), to the Federal Trade Commission (“FTC”), or to certain applicable foreign antitrust authorities and applicable HSR Act waiting period requirements have been satisfied, early termination of the HSR Act waiting period has been granted, or the applicable foreign antitrust approvals have been obtained. The merger of BroadSoft with Merger Sub and the conversion of shares of BroadSoft common stock into the right to receive the merger consideration are subject to the provisions of the HSR Act and applicable competition laws in Germany. The merger therefore cannot be completed until the expiration or early termination of the HSR Act waiting period and the receipt of applicable competition law approvals in Germany following the filing of Hart-Scott-Rodino Notification and Report Forms and the applicable competition law filings in Germany by Cisco and BroadSoft. BroadSoft and Cisco each filed the requisite notification and report forms with the FTC and DOJ on November 13, 2017. Cisco withdrew its filing on December 13, 2017, and refiled on December 15, 2017 to provide the antitrust agencies more time to review the transaction. On January 16, 2018, BroadSoft received notice from the Department of Justice and the Federal Trade Commission granting early termination of the waiting period under the HSR Act in connection with the merger. On January 8, 2018, Cisco filed a notice with the FCO in coordination with BroadSoft, and the merger remains subject to either expiration of the waiting period under relevant German competition law or approval by the German Federal Cartel Office. There is no assurance that expiration of the waiting period or approval will be obtained in Germany. The merger agreement provides that each of Cisco and BroadSoft will use its respective reasonable best efforts to obtain all consents and approvals required to be obtained by it for the consummation of the merger, including regulatory clearance. However, if any legal proceeding is instituted or (threatened to be instituted) challenging the merger or the related transactions as violative of any antitrust law, Cisco does not have any obligation to litigate or contest any such legal proceeding or order resulting therefrom and Cisco does not have any obligation to make proposals, execute or carry out agreements or submit to orders providing for (a) the sale, license or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Cisco or BroadSoft or any of their respective affiliates, (b) the imposition of any limitation or restriction on the ability of Cisco or any of its affiliates to freely conduct their business or, following the closing of the merger, BroadSoft’s business or own such assets or (c) the holding separate of the shares of BroadSoft capital stock or any limitation or regulation on the ability of Cisco or any of its affiliates to exercise full rights of ownership of the shares of BroadSoft capital stock (any of the foregoing, an “Antitrust Restraint”).

Forward-Looking Statements

The statements above contain forward-looking statements regarding the proposed merger acquisition of the Company by Cisco. These statements are based on plans, estimates and projections at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the above statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger. Additional risks are described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and its subsequently filed reports with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements included in the statements above, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, the Company filed a definitive proxy statement relating to the proposed transaction with the SEC on December 13, 2017. The definitive proxy statement has been mailed to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s Investor Relations website at www.investor.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130.

The Company, Cisco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the special interests of the Company’s directors and executive officers in the proposed transaction is included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from the Company’s Investor Relations as described above. Information about Cisco’s directors and executive officers can be found in Cisco’s definitive proxy statement filed with the SEC on October 25, 2017, annual report on Form 10-K filed with the SEC on September 7, 2017, Form 8-K filed with the SEC on December 14, 2017, Form 8-K filed with the SEC on December 12, 2017, Form 8-K filed with the SEC on September 18, 2017 and Form 8-K filed with the SEC on March 13, 2017. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing Cisco’s Investor Relations website at http://investor.cisco.com.